UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)

Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number: 001-34018

300, 625 11th Avenue S.W.

Calgary, Alberta, Canada T2R 0E1

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2014, Gran Tierra Energy Inc. (“Gran Tierra Energy”), through several of its indirect subsidiaries, entered into agreements (the “Agreements”) pursuant to which the subsidiaries will sell to Madalena Energy Inc. ("Madalena") Gran Tierra Energy’s Argentina business unit for an aggregate consideration of approximately US$69 million, comprising US$49 million in cash, US$14 million in Madalena shares, and expected working capital adjustments of approximately US$6 million. Gran Tierra Energy has received a deposit of US$12.6 million and Madalena is expected to raise the remainder of the cash required to complete the transaction pursuant to a subscription receipt offering on a bought deal basis.

Specifically, pursuant to the Agreements: (1) Gran Tierra Energy Inc., an Alberta corporation (“GTE Canada”), and PCESA Petroleros Canadienses de Ecuador S.A., an Ecuador corporation (“PCESA”), both indirect subsidiaries of Gran Tierra Energy, agreed to sell all of the outstanding shares of the Gran Tierra Energy indirect subsidiaries Gran Tierra Energy Argentina S.R.L. (“GTE Argentina”) and Pet-Ja S.A. (“Pet-Ja”), and debt owed by GTE Argentina and Pet-Ja to Gran Tierra Energy, for (a) approximately $44.5 million in cash, including expected working capital adjustments, plus certain other adjustments and interest, and (b) shares of Madalena stock valued at $14.0 million; and (2) Gran Tierra Petroco Inc., an Alberta corporation (“Petroco”), an indirect subsidiary of Gran Tierra Energy, agreed to sell all of the outstanding shares of the Gran Tierra Energy indirect subsidiary Petrolifera Petroleum Limited (“PPL”), and debt owed by PPL to Gran Tierra Energy, for approximately $10.5 million in cash, including expected working capital adjustments, plus certain other adjustments and interest. Collectively, GTE Argentina, Pet-Ja, PPL and PPL’s subsidiaries hold all of the assets of the Gran Tierra Energy Argentina business unit. GTE Canada, PCESA and Petroco are referred to herein as the “Selling Subsidiaries.”

The Agreements contains customary representations and warranties and pre-closing covenants. The completion of the transactions contemplated by the Agreements is subject to a number of customary closing conditions including, among others, approval by the TSX Venture Exchange, and all agreements and covenants required to be performed having been so performed or complied with in all material respects.

Pursuant to the Agreements, the Selling Subsidiaries have agreed to carry on their respective businesses in the ordinary course during the period from the date of the Agreements to the completion of the transactions contemplated by the Agreements. The Selling Subsidiaries have also agreed not to solicit or engage in discussions with third parties regarding other proposals to acquire assets being sold.

The Agreements also include termination provisions that provide that in certain specified circumstances in the event of a termination, the Selling Subsidiaries must pay Madalena a termination fee of 5% of the purchase price, and in certain specified circumstances in the event of termination, the Selling Subsidiaries shall be entitled to retain the deposit paid by Madalena.

The foregoing summary of the Agreements does not purport to be complete, and is qualified in its entirety by reference to the Agreements, copies of which will be filed by Gran Tierra Energy as exhibits to its Current Report on Form 8-K to be filed in connection with the closings of the transactions contemplated by the Agreements, or with its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, whichever filing occurs first. In particular, the foregoing summary and the Agreements are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Gran Tierra Energy or Madalena. The Agreements contains representations and warranties that the parties to the Agreements made to and solely for the benefit of each other and were negotiated with the principal purposes of establishing the circumstances in which a party may have the right not to consummate the transactions contemplated by the Agreements (based on the closing conditions in the Agreements that relate to the accuracy of such representations and warranties), rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to disclosures to the stockholders of Gran Tierra Energy or Madalena or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Agreements, which subsequent information may or may not be fully reflected in Gran Tierra Energy’s or Madalena’s public disclosures. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure letters that the Selling Stockholders and Madalena delivered in connection with signing the Agreements. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Agreements and are modified in important part by the underlying disclosure letters.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the satisfaction of conditions to the transactions contemplated by the Agreements. The forward-looking statements included herein represent the current judgment and expectations of the respective companies, but actual results are subject to risks and uncertainties and could differ materially from those expressed or implied by forward-looking statements. Neither Gran Tierra Energy nor Madalena intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under the federal securities laws.

The potential risks and uncertainties include: the risk that Madalena will not be able to consummate the subscription receipt offering on a bought deal basis necessary for Madalena to complete the transactions contemplated by the Agreements; the risk that competing offers will be made; and the possibility that various closing conditions for the transaction may not be satisfied or waived. These and other risks and uncertainties could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2014	GRAN TIERRA ENERGY INC.

	By:	/s/ David Hardy
David Hardy
General Counsel, Vice President Legal, and Secretary